HSBC FUNDS
HSBC Global High Yield Bond Fund
HSBC Global High Income Bond Fund
(the “Funds”)

Supplement dated May 10, 2016
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2016

Effective May 10, 2016, Lisa Chua will no longer serve as a portfolio manager to the Funds. The Funds will continue to be managed by the Funds’ other current portfolio managers. In addition, effective May 10, 2016, Nishant Upadhyay will also manage the Funds. Accordingly, effective May 10, 2016, the following changes are made:

The “Portfolio Managers” section in the HSBC Global High Yield Bond Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by Mary Bowers, Senior Portfolio Manager; Rick Liu, CFA, Portfolio Manager; and Nishant Upadhyay, Senior Vice President, Portfolio Manager. Ms. Bowers and Mr. Liu have managed the Fund since inception and Mr. Upadhyay has managed the Fund since May 10, 2016.

The “Portfolio Managers” section in the HSBC Global High Income Bond Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by Jerry Samet, Senior Portfolio Manager; Rick Liu, CFA, Portfolio Manager; and Nishant Upadhyay, Senior Vice President, Portfolio Manager. Messrs. Samet and Liu have managed the Fund since inception and Mr. Upadhyay has managed the Fund since May 10, 2016.

The references to Ms. Chua in the “Fund Management—Portfolio Managers” section of the Prospectus are replaced with the following:

Nishant Upadhyay (see above).

All references to Ms. Chua are removed from the Funds’ SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE